

Innovating for Everyone

HOTH THERAPEUTICS

Pipeline Overview

BIO International 2022

SAFE HARBOR STATEMENT

This presentation contains "forward-looking statements" within the meaning of the "safe-harbor" provisions of the Private Securities Litigation Reform Act of 1995. These statements are identified by the use of words "could," "believe," "anticipate," "intend," "estimate," "expect," "may," "continue," "predict," "potential" and similar expressions that are intended to identify forward-looking statements. Such statements involve known and unknown risks, uncertainties and other factors that could cause the actual results of Hoth Therapeutics, Inc. ("Hoth" or the "Company") to differ materially from the results expressed or implied by such statements. These forward-looking statements are made on the basis of the current beliefs, expectations and assumptions of management, are not guarantees of performance and are subject to significant risks and uncertainty. These forward-looking statements should, therefore, be considered in light of various important factors, including those set forth in Hoth's reports that it files from time to time with the Securities and Exchange Commission (the "Commission") and which you should review, including those statements under "Item 1A – Risk Factors" in Hoth's Annual Report on Form 10-K, as amended by its Quarterly Reports on Form 10-Q and other reports that Hoth files with the Commission. Important factors that could cause actual results to differ materially from those described in forward-looking statements contained in this presentation include, but are not limited to: the adverse impact on economies around the world of the ongoing COVID-19 pandemic; changes to our anticipated sources of revenues; competitive conditions; difficulties in obtaining regulatory approvals for the Company's product candidates; changes in economic and political conditions; the success of our research and development initiates; and other factors. These forward-looking statements should not be relied upon as predictions of future events and Hoth cannot assure you that the events or circumstances discussed or reflected in these statements will be achieved or will occur. If such forward-looking statements prove to be inaccurate, the inaccuracy may be material. You should not regard these statements as representation or warranty by Hoth or any other person that we will achieve our objectives and plans in any specified timeframe, or at all. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. The Company disclaims any obligations to publicly update or release any revisions to the forward-looking information contained in this presentation, whether as a result of new information, future events or otherwise, after the date of this presentation or to reflect the occurrence of unanticipated events, except as required by law.



ABOUT HOTH

At Hoth Therapeutics, we strive to develop innovative, impactful, and ground-breaking treatments with a goal to improve patient quality of life. We are a catalyst in early-stage pharmaceutical research and development, elevating promising drugs from the bench to pre-clinical and clinical testing. Utilizing a patient-centric approach, we collaborate and partner with a team of scientists, clinicians, and key opinion leaders to seek out and investigate medications that hold immense potential to create breakthroughs and diversify treatment options.

THERAPEUTICS TARGETED AT UNMET NEEDS


Hoth Therapeutics Pipeline
Oncology
HT-KIT
Neurology
HT-ALZ
HT-TBI
Inflammatory
HT-004
HT-003/IBD
Dermatology
HT-001
BioLexa
HT-003/D

GAME CHANGING PROGRAMS

Lead Candidates

HT-001 Topical Gel

- Treatment of cutaneous toxicities associated with EGFR inhibitor therapy

HT-KIT Injection

- Treatment of aggressive mastocytosis, acute myeloid leukemia (AML), gastrointestinal stromal tumors (GIST)
- Anaphylaxis

HT-TBI Suspension IM

- Acute treatment of traumatic brain injury
- Acute treatment of ischemic stroke

HT-ALZ Oral Soluble Film

- Treatment/ prevention of Alzheimer's disease

HT-001 GEL: PAVING THE WAY FOR NEW ONCOLOGY SUPPORTIVE CARE





Photos from Lacouture 2018 Reference [2]

EGFR therapy dose modification (10-50% reduction) has been reported to occur in up to 60% of cases and discontinuation of EGFR therapy in 32% of cases **(Boone 2007 Reference [1])**

- HT-001 Gel – proprietary gel formulation for topical application
- Novel Primary Indication: treatment of cutaneous toxicities (skin, scalp, nails) associated with EGFR inhibitor cancer therapy
- No other drugs approved for this indication
- Qualifies as a "serious condition" to pursue FDA expedited programs (Fast Track, Breakthrough Designation, Priority Review)
- 505(b)(2) Regulatory Pathway
- Phase 2a clinical study: Q1 2023
  - Efficacy primary endpoint
  - N ~150 patients

PROACTIVE TOPICAL HT-001 SIGNIFICANTLY REDUCES EGFR INHIBITOR-INDUCED CUTANEOUS TOXICITY

Erlotinib only at Week 12



Preventative: Erlotinib + Topical HT-001 initiated at Week 1-12



Proactive: Erlotinib + Topical HT-001 initiated at Week 6-12



Group	Change Compared to Erlotinib Only Group: Facial Skin Lesions at 12 weeks	Change Compared to Erlotinib Only Group: Hair Loss at 12 weeks
Preventative Topical HT-001 + Erlotinib	58.5% Reduction ($p<001$ vs Erl and $p<0.01$ vs control)	56.2% reduction in hair loss ($p<0.001$ vs Erl and $p<0.001$ vs control)
Proactive Topical HT-001 + Erlotinib	47.8% reduction ($p<0.001$ vs Erl and $p<0.001$ vs control)	44.4% reduction in hair loss ($p<0.001$ vs Erl and $p<0.001$ vs control)

Unpublished data from William Weglecki lab at George Washington University

HT-TBI INJECTION: EMPOWER POINT-OF CARE TREATMENT OF TBI/ STROKE

- HT-TBI injection: Ready to inject autoinjector for intramuscular injection at point of care (military, emergency personnel, sports teams, schools, etc)
- Target populations: Traumatic brain injury and ischemic stroke
- Time to treatment is critical: Critical unmet need for therapies available at the time of TBI and stroke to reduce secondary brain damage and potentially reduce risk of mortality and severe disabilities
- NK-1 Antagonist MOA: Substance P is the primary agent responsible for cerebral edema and blood brain barrier disruption
- 505(b)(2) Pathway


Edema (% water content)
80.5
80.0
79.5
79.0
78.5
78.0
77.5
**
Sham
TBI
TBI+NAT


A
Rotarod (secs)
125
100
75
50
25
0
***
***
***
*
Vehicle
NAT
Sham
Days postinjury
B
Barnes maze (secs)
100
80
60
40
20
0
***
***
Vehicle
NAT
Sham
Days postinjury

Figures from Donkin 2009 [Reference 3]

NAT = NK-1 receptor antagonist

NK-1 ANTAGONIST IMPROVE MOTOR, SENSORY, AND NEUROLOGICAL FUNCTION POST-STROKE



A
Time (seconds)
Day Post-Stroke
B
Time to Removal (seconds)
Day Post-Stroke
C
Neurological Severity Score
Day Post-Stroke
Sham
Vehicle
NAT

Rotarod test is a measurement of motor function (A) and bilateral asymmetry test is used to assess sensory function (B). NAT treatment showed significant improvement in both motor and sensory function post-stroke

Neuroscore test shows significant improvement neurological function with NAT treatment

Figures from Turner 2021 [Reference 4]

HT-KIT: TARGETED ONCOLOGY THERAPY

- New Molecular Entity – classified as Antisense Oligonucleotide (ASO)
- Directly targets and inhibits the proto-oncogene c-KIT providing a broad range of potential therapeutic indications
  - Aggressive systemic mastocytosis (ASM), systemic mastocytosis with associated hematological neoplasm (SM-AHN), or mast cell leukemia (MCL)
  - Acute myeloid leukemia (AML)
  - Gastrointestinal stromal tumors (GIST)
  - Small lung cell carcinoma
- Also applicable for prevention of anaphylaxis


Cancer Initiation
Cancer Progression
Promote cell proliferation and survival
Promote angiogenesis, invasiveness, inflammation, immune suppression

Gain of function mutations in cKIT result in multiple cancer types:
GIST (>90%), mast cell tumor (>70%), nasal T-cell lymphomas (>17%), seminoma / dysgerminoma (> 9%) and acute myeloid leukemia (>68%)
[Liang 2012 Reference 6]

SYSTEMIC DELIVERY OF HT-KIT INHIBITS TUMOR GROWTH IN A HUMANIZED XENOGRAFT MAST CELL NEOPLASIA MODEL



HMC-1.2 cells
A
Vehicle
KitStop
B
Vehicle
HT-KIT
Tumor volume (mm3)
1000
500
0
5
10
15
Days
****
***
**
***
**
**
KitStop
Day -18 to -23
0
3
6
9
12
14
Tumor reaches 50mm3
Euthanize and weigh tumors
Inoculate HMC-1.2 cells

Figure from Snider 2021 [Reference 5]

HT-ALZ OSF: NEW CLASS OF ALZHEIMER'S DISEASE THERAPY

- HT-ALZ is being developed for the treatment of Alzheimer's disease and associated symptoms (eg, dementia)
- Plan to develop oral soluble film formulation for easy patient dosing and differentiation from existing products
- Proof-of-concept data shows disease modifying potential of amyloid beta
- Chronic dose ranging studies in APP/PS1 mouse model underway



HT-ALZ MICRODIALYSIS
BASELINE
HT-ALZ
OR VEHICLE (ORAL GAVAGE)
% Basal ISF Aβ40
(MEAN±SEM)
125
100
75
50
-7.5
-3.0
1.0
4.0
7.0
10.0
13.0
16.0
19.0
Time from Treatment (hr)
HT-ALZ
Vehicle
AVERAGE CHANGE FROM BASELINE
120
110
100
90
80
70
60
50
***
***
BASELINE
POST GAVAGE
HT-ALZ
VEHICLE

HT-ALZ Shows Significant Decrease in ISF Aβ in AD Mouse Model

Data supports that HT-ALZ has the potential to modify Aβ plaque formation in the brain

Unpublished data from lab of John Cirrito and Carla Yuede, Washington University

DIRECT DETECT BREATH DIAGNOSTIC PLATFORM





Point of Care Detection Device Concept for high flow screening

DESIGN

- The Direct Detect Platform can be developed for a broad range of infectious and metabolic diseases for use at home by patients.
- Breath Samples

INTELLECTUAL PROPERTY

- Hoth has exclusive license from George Washington University to patent worldwide territory for platform technology
- Patent application for COVID-19 field of use has been submitted

REGULATORY

De Novo pathway

Thank You

Stefanie Johns, PhD
Chief Scientific Officer
Stefanie@hoththerapeutics.com
www.hoththerapeutics.com

Contact Information
Investor Relations:
LR Advisors
Hoth Therapeutics, Inc.
(678) 570-6791 I
nvestorrelations@hoththerapeutics.com

REFERENCES

1. Boone, S. L., Rademaker, A., Liu, D., Pfeiffer, C., Mauro, D.J., Lacouture, M.E. (2007). Impact and Management of Skin Toxicity Associated with Anti-Epidermal Growth Factor Receptor Therapy: Survey Results. Oncology 72(3-4):152-9.
2. Lacouture ME, Anadkat M, Jatoi A, Garawin T, Bohac C, Mitchell E. Dermatologic Toxicity Occurring During Anti-EGFR Monoclonal Inhibitor Therapy in Patients With Metastatic Colorectal Cancer: A Systematic Review. Clin Colorectal Cancer. 2018 Jun;17(2):85-96. doi: 10.1016/j.clcc.2017.12.004. Epub 2017 Dec 13. PMID: 29576427; PMCID: PMC6773267.
3. Donkin JJ, Nimmo AJ, Cernak I, Blumbergs PC, Vink R. Substance P is associated with the development of brain edema and functional deficits after traumatic brain injury. J Cereb Blood Flow Metab. 2009 Aug;29(8):1388-98. doi: 10.1038/jcbfm.2009.63. Epub 2009 May 13. PMID: 19436311.
4. Turner RJ, Helps SC, Thornton E, Vink R. A substance P antagonist improves outcome when administered 4 h after onset of ischaemic stroke. Brain Res. 2011 Jun 1;1393:84-90. doi: 10.1016/j.brainres.2011.03.066. Epub 2011 Apr 3. PMID: 21466790.
5. Snider, Douglas B.; Arthur, Greer K.; Falduto, Guido H.; Olivera, Ana; Ehrhardt-Humbert, Lauren C.; Smith, Emmaline et al. (2021): Targeting KIT by frameshifting mRNA transcripts as a therapeutic strategy for aggressive mast cell neoplasms. In Molecular therapy : the journal of the American Society of Gene Therapy. DOI: 10.1016/j.ymthe.2021.08.009.
6. Liang J, Wu YL, Chen BJ, Zhang W, Tanaka Y, Sugiyama H. The C-kit receptor-mediated signal transduction and tumor-related diseases. Int J Biol Sci. 2013;9(5):435-443. Published 2013 May 8. doi:10.7150/ijbs.6087